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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 21, 2000
                                                 ---------------------

                                 NVE CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)

                                    MINNESOTA
                                    ---------
                 (State or other jurisdiction of incorporation)

         0-12196                                               41-1424202
----------------------------                           ------------------------
Commission File Number                                          I.R.S. Employer
                                                          Identification number

11409 VALLEY VIEW ROAD, EDEN PRAIRIE, MINNESOTA                           55344
-----------------------------------------------                           -----
(Address of principal executive offices)                             (Zip code)

Issuer's telephone number, including area code:  (952) 829-9217
                                                 --------------
                               PREMIS CORPORATION
                 13220 COUNTY ROAD 6, PLYMOUTH, MINNESOTA 55441
                 ----------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

MERGER COMPLETED

     Effective as of November 21, 2000 (the "Effective Date"), and pursuant to that certain Agreement and Plan of Merger, dated as of September 22, 2000, by and between Nonvolatile Electronics, Incorporated (NVE), a Minnesota corporation ("Merged NVE"), and PREMIS Corporation ("Premis"), Merged NVE has successfully merged with and into Premis (the "Merger"), with Premis surviving under the new name NVE Corporation (the "Company").

     On November 20, 2000, in connection with the Merger, all outstanding shares of common stock of Premis held as of that date were converted on a 5:1 basis in a reverse stock-split. As of the Effective Date, each shareholder of Merged NVE received 3.5 shares of stock of the Company for each share of common stock of Merged NVE held immediately prior to the Merger.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

     Not Applicable.

(b)  Pro forma financial information.

     Not Applicable.

(c)  Exhibits.

     2.1 Agreement and Plan of Merger, dated as of September 22, 2000, by and between Nonvolatile Electronics, Incorporated (NVE) and PREMIS Corporation (incorporated by reference to the Definitive Proxy Statement on Schedule 14 filed by PREMIS Corporation on November 16, 2000).

     99.1 Press Release of NVE Corporation, dated November 27, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

                                    NVE CORPORATION

Dated:   December 6, 2000           By   /s/ Dr. James Daughton/s/

                                         Dr. James Daughton
                                         Chief Executive Officer

                                    By   /s/ Richard George/s/

                                         Richard George
                                         Chief Financial Officer


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                                INDEX TO EXHIBITS

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EXHIBIT NO.       DESCRIPTION OF EXHIBITS                                PAGE
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
2.1               Agreement and Plan of Merger,
                  dated as of September 22, 2000,
                  by and between Nonvolatile
                  Electronics, Incorporated (NVE)
                  and PREMIS Corporation
                  (incorporated by reference to the
                  Definitive Proxy Statement on
                  Schedule 14 filed by PREMIS
                  Corporation on November 16,
                  2000).

99.1              Press Release of NVE Corporation,
                  dated November 27, 2000.
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